Exhibit 99.1 AERIE An Emerging Leader in Ophthalmology Ju n e 2 0 2 2 For Investor Use Only 1

Disclaimer The information in this presentation regarding Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie in this presentation are qualified in their entirety by reference to the Company’s reports filed with the Securities and Exchange Commission (SEC). Certain information in this presentation has been obtained from outside sources. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. ® ® Any discussion of the potential use or expected success of Rhopressa (netarsudil ophthalmic solution) 0.02% or Rocklatan (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005%, with respect to foreign approval or additional indications, and our current or any future product candidates, including AR-1105, AR-13503, AR-14034, AR-6121 and AR-15512, is subject to regulatory approval. In addition, any ® ® ® ® discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa or Rocklatan does not guarantee successful commercialization of Rhopressa or Rocklatan . For more information on ® ® ® Rhopressa , including prescribing information, refer to the full Rhopressa product label at www.rhopressa.com. For more information on Rocklatan , including prescribing information, refer to the full ® Rocklatan product label at www.rocklatan.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise, except as otherwise required by law. We are not making any representation or warranty that the information in this presentation is accurate or complete. This presentation shall not constitute an offer to sell, nor a solicitation of an offer to buy, any of Aerie’s securities. This presentation contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this presentation include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our commercial franchise and our pipeline, any guidance or timelines, cash burn rate, future liquidity, cash balances or financing transactions, our ongoing and anticipated preclinical studies and clinical trials, FDA or other regulatory approvals and effectiveness of any product, product candidates or future product candidates. In addition, any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. Furthermore, any discussion in this presentation about preclinical activities or opportunities associated with our products or discussions involving the potential for our product candidates are preliminary and the outcome of any studies may not be predictive of the outcome of later trials and ultimate regulatory approval. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, industry change and other factors beyond our control, and depend on regulatory approvals and economic and other environmental circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission (SEC). Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements ® ® contained in this presentation. In particular, FDA and European Medicines Agency (EMA) approval of Rhopressa and Rocklatan , and Medicines and Healthcare products Regulatory Agency (MHRA) ® ® ® ® authorization of Roclanda does not guarantee regulatory approval of Rhopressa , Rocklatan or Roclanda in other jurisdictions, and there can be no assurance that we will receive regulatory approval for ® ® ® ® ® Rhopressa , Rocklatan or Roclanda in such other jurisdictions. In addition, FDA approval of Rhopressa and Rocklatan does not guarantee FDA approval of our product candidates or any future product candidates and there can be no assurance that we will receive FDA approval for our product candidates or any future product candidates. Furthermore, the acceptance of the Investigational New Drug Applications by the FDA for our product candidates does not guarantee FDA approval of such product candidates and the outcomes of later clinical trials for our product candidates may not be sufficient to submit a New Drug Application (NDA) with the FDA or to receive FDA approval. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation. 2 For Investor Use Only

An Emerging Leader in Ophthalmology ® ® Rocklatan /Rhopressa Growing Glaucoma franchise: Growing Commercial • U.S.: Q1:22 Net Product Revenue of $29.8MM; 2022 guidance: $130-140MM Franchise • ROW: Partnership with Santen: EU: Approved; Japan: In Phase 3 AR-15512 Phase 3 study in dry eye disease (DED) underway AR-1105 diabetic macular edema (DME) program is Phase 3-ready Differentiated Pipeline ® Developing an early-stage pipeline including leveraging PRINT implant technology International partnering deals further strengthen balance sheet Partnering & Manufacturing State-of-the-art sterile fill manufacturing plant with capacity for expanded demand ~$199MM in cash* as of 03/31/2022 Strong Financial Position Adequately funded to execute on current plan *Cash is comprised of cash, cash equivalents and investments, per the Q1:2022 10Q filing. 3 For Investor Use Only

Novel Mechanisms for Products/Pipeline 1 Glaucoma: ROCK inhibition Wet AMD : Pan-VEGF-R inhibitor To provide a unique improvement Angiogenesis inhibitor in fluid outflow To reduce thickening and growth of leaky blood vessels Dry Eye: TRPM8 agonist To increase tear production 2 DME : Bioerodible dexamethasome retinal implant To reduce inflammation and macular thickening 1. AMD = Age-related Macular Degeneration 4 2. DME = Diabetic Macular Edema For Investor Use Only

Aerie Product Pipeline Targets Attractive Commercial Markets ® Two Phase 3 Ready Programs plus “PRINT ” Technology Platform Product/Indication R&D Phase 1 Phase 2 Phase 3 Marketed Status/Next Steps On the Market in U.S. ® Rocklatan / Approved in EU, Phase 3 in Japan, ® Rhopressa : Phase 4 program underway: Glaucoma Data expected in 2023 COMET-2 study underway AR-15512 COMET-3 efficacy study and Dry Eye COMET-4 safety study expected to begin in Q3 and Q4:22 AR-1105 Evaluate options for Phase 3 DME development AR-14034 IND Filing planned in Q4:22 Wet AMD 5 For Investor Use Only

Aerie 2.0: Strategic pillars for long-term success Growing Attractive Late- Strong Financial Commercial Stage Pipeline Position Franchise Reducing our annual net cash Driving sustainable growth of Making smart choices with burn rate to maintain a solid the commercial business capital in advancing our pipeline financial position Attracting and retaining the right talent and leadership to support sustainable growth 6 For Investor Use Only

1 Glaucoma: ~$3B U.S. Market Unique MOA: Rock inhibition THE PROBLEM Reduced • Stiffening trabecular meshwork reduces normal drainage fluid • Increased intraocular pressure (IOP) can damage the optic nerve outflow and lead to vision loss Increased intraocular pressure THE OPPORTUNITY • 34MM prescriptions annually, 55MM bottles • 55% on monotherapy, 45% on 2-3X/day adjuncts Rock inhibition leads to relaxation of trabecular CURRENT TREATMENT meshwork and episcleral veins Result: unique and significant improvement in • Prostaglandin analogs are the most common first line therapy fluid outflow • Long term polypharmacy uses several other mechanisms Differentiated powerful efficacy and good safety profile provide physicians with 2 ® ® a compelling reason to prescribe our two brands , Rocklatan & Rhopressa 1. 2021 IQVIA. 2. Also approved/launched for use in ocular hypertension. 7 For Investor Use Only

Glaucoma Franchise Refreshed Brand Positioning • First Line • Unsurpassed Efficacy -- Superior to Latanoprost • Consistent and powerful lowering of IOP • Unique MOA that is relevant and complementary to other agents 8 For Investor Use Only

® Rocklatan ® One Powerful Drop Starts with Rocklatan ® Rocklatan (netarsudil/latanoprost combo) is the only product to demonstrate superiority to 1,2 latanaprost in U.S. Phase 3 trials. NO REPORTED SYSTEMIC EFFECTS ® ® Patent coverage (Rocklatan & Rhopressa ) through 2034 3 Data suggest for every 1mmHg drop in IOP, the risk of vision loss is reduced by 10% 1. Data on file, Aerie Pharmaceuticals, Inc. 2. Asrani S, Bacharach J, Holland E, et al. Fixed-dose combination of netarsudil and latanoprost in ocular hypertension and open-angle glaucoma: pooled efficacy/safety analysis of phase 3 MERCURY-1 and -2. Adv Ther. 2020;37(4):1620-1631. 3. Heijl A, Leske MC, Bengtsson B, et al. Reduction of intraocular pressure and glaucoma progression: Results from the Early Manifest Glaucoma Trial. Arch Ophthalmol. 9 2002; 120:1268-1279. For Investor Use Only

® Rhopressa A unique MOA that delivers powerful and consistent reductions in IOP Delivers an additional ~ 20% IOP reduction regardless of current regimen or baseline 1,2 pressure. 1. Zaman F, Gieser SC, Schwartz GF, Swan C, Williams JM. A multicenter, open-label study of netarsudil for the reduction of elevated intraocular pressure in patients with open- angle glaucoma or ocular hypertension in a real-world setting. Curr Med Res Opin. 2021;37(6):1011-1020. 2. Singh IP, Fechtner RD, Myers JS, et al. Pooled efficacy and safety profile of netarsudil ophthalmic solution 0.02% in patients with open-angle glaucoma or ocular hypertension. J Glaucoma. 2020;29(10):878-884. 10 For Investor Use Only

U.S. Commercial Strategy Focused on Driving Earlier Adoption in Appropriate Patients Eye Care Practitioner Patient Payor Support includes co-pay card Focus on top prescribers, Broad formulary coverage for commercially insured representing >70% of the paves the way for increased pull patients glaucoma prescription market through • Card reduces co-pay to as • Targeting ~11,000 highest Commercial Coverage at 76% ® little as $25 prescribers and growing for Rocklatan and ® Rhopressa • Patients can utilize card for • >50% of targeted prescribers Medicare Part D coverage*: 90-day prescriptions, enabling generate at least 1 prescription ® fewer pharmacy visits & co- every week • Rocklatan : 84% pay savings ® • Rhopressa : 96% ® ® *Medicare accounts for ~60% of the business. Low Income Subsidy (LIS): 10% Rocklatan , 4% Rhopressa 11 For Investor Use Only

Global Studies and Medical Affairs Program Intended to support generation of meaningful clinical data and improved patient outcomes nd 2 Phase 3 Registration Trial Underway in Japan led by Santen: st • Positive results from 1 Phase 3 trial reported by Aerie in October 2021 nd • A 2 confirmatory Phase 3 trial is underway Recent and Upcoming Medical Meetings Presentations: • April/May meetings: ARVO and ASCRS: 10+ company and independent abstracts presented • August/September meetings: Women in Ophthalmology and the American Academy of Ophthalmology ® Rocklatan Phase 4 Program: ® • Designed to demonstrate Rocklatan as a highly effective single dose per day therapy right from the start • Initiated in the U.S. in March 2022 12 For Investor Use Only

1 Dry Eye: ~$1.6B U.S. Market MOA: TRPM8 agonism Inadequate THE PROBLEM tear production • The need for a chronic treatment that can provide rapid and more & quality effective relief of Dry Eye symptoms TRPM8 receptor THE OPPORTUNITY • 30MM patients (18MM diagnosed) • <10% treated by Rx TRPM8 agonism leads to stimulation of cold sensing receptors on the cornea and eyelid CURRENT TREATMENT Result: increased natural tear production; • OTC artificial tears, Rx anti-inflammatories and nasal tear cooling sensation on the ocular surface stimulants AR-15512 is a differentiated, novel, first-in-class product candidate for the treatment of the signs and symptoms of Dry Eye. Phase 3 Program is underway 1. Market Scope 2021 Dry Eye Product Market Review 13 AR-15512 is a development stage product candidate and is not approved by any regulatory agency. For Investor Use Only

Summary of Phase 2b COMET-1 Dry Eye Disease Study Evaluation of 2 doses of AR-15512 vs. vehicle in 369 participants with dry eye disease 14 For Investor Use Only SAFETY • The study demonstrated a good tolerability TOP LINE RESULTS profile with no systemic or serious adverse • While previously chosen primary endpoints were not events attributed to AR-15512 met, the study demonstrated statistically significant, dose-dependent improvements on multiple validated sign, symptom and QOL endpoints across multiple timepoints STUDY OUTPUT • Early onset of efficacy • Determined dose, endpoints and study design to support Phase 3 registrational studies • The difference between AR-15512 and the vehicle response generally increased over time, pointing to a potential sustained, meaningful treatment effect in dry eye signs and symptoms FDA ALIGNMENT • In February ‘22, we reported that we had gained alignment with the FDA on our endpoints and overall Phase 3 program 14

Phase 2b Sign: AR-15512 demonstrated a statistically significant & dose dependent increase in tear production, a validated endpoint and acceptable for registration of product * p < 0.0001 * p < 0.0001 * p < 0.0001 * p < 0.0026 % Responders (>10mm): Unanesthetized Schirmer Score Data on file: Aerie Pharmaceuticals AR-15512 is a development stage product candidate and is not approved by any regulatory agency. 15 For Investor Use Only

Phase 2b Symptoms: AR-15512 demonstrated statistically significant improvement at Day 14; continued improvement over time vs. a validated endpoint Symptoms: SANDE score Data on file: Aerie Pharmaceuticals 16 AR-15512 is a development stage product candidate and is not approved by any regulatory agency. For Investor Use Only

Phase 1 Trial to Confirm the Primary Endpoint for the Phase 3 COMET Studies Trial Objective Trial Design Trial Results • The Phase I trial was designed • 40 participants with dry eye • The Phase I trial replicated the to validate the unanesthetized disease were randomized 1:1 unanesthetized Schirmer results Schirmer Score, compared to (0.003% AR-15512 vs. Vehicle) from Phase 2b study at Day 14 the anesthetized Schirmer based on i) the percent • Participants underwent Score, as a measure of tear responders > 10mm and ii) the Schirmer Tests with and without production in people with dry change from baseline anesthesia at two visits eye disease • The trial demonstrated that • The trial was initiated in the U.S. anesthesia interferes with the in November 2021 mechanism of action (MoA) of AR-15512 in the Schirmer Test • The trial was completed in January 2022 17 AR-15512 is a development stage product candidate and is not approved by any regulatory agency. For Investor Use Only

Phase 1 Trial to Confirm the Primary Endpoint for the Phase 3 COMET Studies Ö Phase2b Data Replicated Ö Anesthesia Interferes with AR-15512 MoA % Responders (≥10 mm) % Responders (≥10 mm) Unanesthetized Schirmer p < 0.00001 Phase 2b Result Phase 1 Result 0.003% AR-15512 83% 95% Vehicle 26% 15% Difference 57% 80% (0.003% - vehicle) Change From Baseline Unanesthetized Schirmer Phase 2b Result Phase 1 Result 0.003% AR-15512 19.5 mm 23 mm Vehicle 5.9 mm 2 mm Difference 14 mm 21 mm (0.003% - vehicle) Without Anesthetic With Anesthetic 18 AR-15512 is a development stage product candidate and is not approved by any regulatory agency. For Investor Use Only

Phase 3 Program for AR-15512 for Dry Eye Disease Targeting a 2024 NDA Filing COMET-2 COMET-3 COMET-4 Efficacy Efficacy Safety Subjects Individuals with dry eye disease Participants ~460 ~460 ~255 Location ~20 U.S. Sites ~20 U.S. Sites ~10 U.S. Sites Treatment AR-15512 (0.003%) or AR-15512 vehicle Study Start Q2, 2022 Q3, 2022 Q4, 2022 Dosing Evaluation 90 days 90 days 12 months Administered twice daily as 1 drop in Period each eye Top Line Results H2:2023 H2:2023 H1:2024 Expected https://clinicaltrials.gov/ct2/show/record/NCT05285644?term=AR-15512&draw=2&rank=3 19 For Investor Use Only

Phase 3 “COMET-2” and “COMET-3” Efficacy Trial Design Multicenter, vehicle-controlled, double-masked, randomized trial: NCT05285644, NCT05360966 Screening Phase: Randomized Registrational Endpoints: Treatment Day -14 Primary: Sign: % Phase: Responders (≥10mm): Unanesthetized Schirmer Study start: Score Day 14 Participants will be Participants will be Q2, Q3: 2023 enrolled in a 1:1 ratio to dosed twice daily for 90 Key Secondary: Symptom: receive either 0.003% days (one drop in each Change from Baseline in Top Line Results: AR-15512 or vehicle eye) SANDE Score at Day 28 H2:2023 Study visits are planned at Day 1 (Baseline) and Days 7, 14, 28 and 90 https://clinicaltrials.gov/ct2/show/record/NCT05285644?term=AR-15512&draw=2&rank=3 20 For Investor Use Only

Phase 3 Program for AR-15512 for Dry Eye Disease THREE REGISTRATIONAL STUDIES NDA PACKAGE & TARGET FILING • Two Efficacy Studies: COMET-2 & COMET-3 • NDA Package: COMET-2, COMET-3, COMET-4 • One Safety Study: COMET-4 • Target NDA Filing: 2024 PHASE 3 DATA READ OUT DIFFERENTIATED CHARACTERISTICS • COMET-2 and COMET-3: H2:2023 • First-in-class product to treat the sign and symptoms of dry eye disease • COMET-4: 6-month data in H2:2023 (this will be used to support the NDA filing) AR-15512 is a development stage product candidate and is not approved by any regulatory agency. 21 For Investor Use Only

1 MOA: bioerodible DME: ~$2B U.S. Market dexamethasone retinal impact Macular THE PROBLEM edema • Inflammation and thickening of the macula (macular edema) • Can lead to loss of vision CURRENT TREATMENT • Angiogenesis inhibitors & steroids. Patients & providers are dissatisfied with frequent high-cost intravitreal injections required to maintain vision gains The first product to use Aerie’s ® exclusive PRINT delivery platform AR-1105 is the only bioerodible dexamethasone retinal implant to demonstrate 6 months of efficacy in treating macular edema which provides reduced injection frequency 1. 2021 Market Scope Retina Report. AR-1105 is a development stage product candidate and is not approved by any regulatory agency. 22 For Investor Use Only

Phase 2 AR-1105 CF2 demonstrated up to 6 months of efficacy on improving visual acuity 9 Mean Change in 6 Visual Acuity 1 (ETDRS Letters) 3 0 Baseline Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 CF2 Randomized (n=22) Source: Table 14.2.1.2.1; error bars are SEM Data on file: Aerie Pharmaceuticals. 1. Error bars are SEM AR-1105 is a development stage product candidate and is not approved by any regulatory agency. 23 For Investor Use Only Mean Change from Baseline in BCVA (Letters)

AR-1105 Phase 2 Proof-of-Concept Data Support Next Steps Up to 6 months efficacy: improved visual acuity and reducing macular edema Phase 2 Efficacy Data Both formulations well tolerated; no unexpected findings Phase 2 Safety Data Adverse events consistent with other corticosteroids & intravitreal injections Next Step Evaluate options for Phase 3 development AR-1105 is a development stage product candidate and is not approved by any regulatory agency. 24 For Investor Use Only

1 Wet AMD: ~$4B U.S. Market MOA: selective pan-VEGF inhibitor THE PROBLEM • Abnormal blood vessel growth (angiogenesis) that leaks fluid or Blood vessel blood into the macula, decreasing vision growth, leakage THE OPPORTUNITY 2-4 • 11MM people have some form of AMD (U.S.) • ~1.5MM treated CURRENT TREATMENT AR-14034/Axitinib implant, the 2nd product to ® use Aerie’s exclusive PRINT delivery platform • Frequent injections of angiogenesis inhibitors (every 1-3 months) New Target Profile: AR-14034: Pan-VEGFR inhibitor • Blocks all VEGF-receptor isoforms • Proprietary controlled release formulation targeting 12-month dosing • Potential for lowest dosing interval of any product in development 1) Market Scope Reference is the 2021 Retina Pharmaceuticals Market Report. 2) Sources for Macular Degeneration: Facts & Figures [http://www.brightfocus.org/sources-macular-degeneration- facts-figures]. Accessed 28 Oct 2015. 3) Wong WL, et al. Global prevalence of age-related macular degeneration and disease burden projection for 2020 and 2040: a systematic review and meta- analysis. Lancet Glob Health. 2014;2:e106–e116. 4) Pascolini D et al. Global estimates of visual impairment: 2010. Br J Ophthalmol. 2012;96:614–618. 25 AR-14034 is a development stage product candidate and is not approved by any regulatory agency. For Investor Use Only

Positive AR-14034 Preclinical Data Support Planned IND Filing Q4:22 ® Axitinib is a highly-selective Pan-VEGF blocker (Pfizer’s INLYTA ) Preclinical POC Data Preclinical data supports target 12-month release profile Pre-clinical Safety Data No ocular safety concerns Status IND-enabling studies underway Regulatory Targeting a Q4:2022 IND filing AR-14034 is a development stage product candidate and is not approved by any regulatory agency. 26 For Investor Use Only

Partnership Opportunities Santen Glaucoma Agreement ® ® • Rocklatan / Rhopressa • Japan, East Asia, Europe, China, India, the Middle East, CIS* countries, Africa, parts of Latin America and the Oceania countries Other International Opportunities • AR-15512, AR-1105, AR-14034 Leverage Manufacturing • State-of-the-art sterile fill manufacturing plant with capacity for expanded demand Further Strengthening Balance Sheet • Upfront/milestone payments *CIS: Commonwealth of Independent States 27 For Investor Use Only

2022 Planned Activities and Guidance AR-15512 Dry Eye ✓ Glaucoma Franchise ✓ ASCRS/ARVO Women in Ophthalmology, AAO COMET-4 (Q4:22) Refreshed branding 17 abstracts/posters Commercial presence/potential abstracts H1:2022 H2:2022 ® ✓ Rocklatan Phase 4 Program ✓ AR-15512 Dry Eye AR-15512 Dry Eye AR-14034 Wet AMD Trial initiation COMET-2 (Q2:22) COMET-3 (Q3:22) File IND (Q4:22) 2022 Financial Guidance: • Glaucoma franchise net product revenues of $130-$140MM • Total net cash used: a reduction of approximately 15% in 2022 versus 2021 is expected AR-15512, AR-1105 and AR-14034 is a development stage product candidates and are not approved by any regulatory agency. 28 For Investor Use Only

Aerie 2.0: Strategic pillars for long-term success Growing Attractive Late- Strong Financial Commercial Stage Pipeline Position Franchise Reducing our annual net cash Driving sustainable growth of Making smart choices with burn rate to maintain a solid the commercial business capital in advancing our pipeline financial position Attracting and retaining the right talent and leadership to support sustainable growth 29 For Investor Use Only

An Emerging Leader in Ophthalmology Carolyn McAuliffe Hans Vitzthum ir@aeriepharma.com www.aeriepharma.com For Investor Use Only